Exhibit 32.1

                                 CERTIFICATIONS
           (PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

      I, Vicki Hladik, certify that:

In connection with the Annual Report of Horizon Financial Services Corporation (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Vicki Hladik, Chief Financial Officer of the Company, certify that to my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Horizon Financial Services Corporation and will be retained by Horizon Financial Services Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.

Date: September 28, 2004
      ------------------


                                                      /s/ Vicki Hladik
                                                      --------------------------
                                                      Chief Financial Officer


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